SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                 MARCH 13, 2001
                Date of Report (Date of Earliest Event Reported)

                                 NETEGRITY, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                      1-10139                  04-2911320
(State or other jurisdiction of   (Commission            (IRS. Employer
incorporation or organization)    File Number)           Identification No.)

                       52 SECOND AVENUE, WALTHAM, MA 02451
               (Address of principal executive offices) (Zip Code)

                                 (781) 890-1700
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


Netegrity, Inc. ("Netegrity") terminated the engagement of PricewaterhouseCoopers LLP ("PwC") as Netegrity's independent public accountants on March 13, 2001. This decision was approved by the Audit Committee of Netegrity's Board of Directors and by the Board of Directors. PwC's report on Netegrity's financial statements for the fiscal years ended December 31, 1999 and December 31, 2000 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles. During the fiscal years ended December 31, 1999 and December 31, 2000 and through the date of termination of the engagement, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to Netegrity's financial statements that, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with PwC's reports.

During the fiscal years ended December 31, 1999 and December 31, 2000 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission").

Netegrity has requested that PwC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

On March 13, 2001, Netegrity engaged Arthur Andersen LLP ("AA") as its independent public accountants for the fiscal year ending December 31, 2001. The engagement was approved by the Audit Committee of Netegrity's Board of Directors and by the Board of Directors. Netegrity has not consulted with AA during the fiscal years ended December 31, 1999 and December 31, 2000 nor during the subsequent period to the date of such engagement regarding either (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or (ii) the type of audit opinion AA might render on Netegrity's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to the Commission regarding change in accountant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NETEGRITY, INC.



Date:  March 16, 2001               By:  s/James E. Hayden
                                    Name:  James E. Hayden
                                    Title:  Chief Financial Officer,
                                            Vice President of Finance
                                            and Administration and
                                            Treasurer

                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MARCH 13, 2001


Exhibit                                     Description

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP regarding change in accountant.

                                  Exhibit 16.1






March 16, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Netegrity, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated March 13, 2001. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP